UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015

AEMETIS, INC.
(Exact name of registrant as specified in its charter)

______________

Nevada	001-36475	26-1407544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, California 95014
(Address of Principal Executive Office) (Zip Code)

(408) 213-0940
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

At the 2015 Annual Meeting of Stockholders of Aemetis, Inc. (the “Company”), held on May 21, 2015, the following proposals were voted on by the Company's stockholders, as set forth below:

Proposal 1:                      Election of Directors

	For	Against	Abstain	Broker Non-Votes
Eric A. McAfee	10,279,666	4,568	0	0
Francis P. Barton	9,838,896	445,338	0	0
John R. Block	10,166,713	117,521	0	0
Dr. Steven W. Hutcheson	9,951,673	332,561	0	0
Harold Sorgenti	9,811,933	472,301	0	0

All of the foregoing candidates were elected to the Company’s board of directors (the “Board”).

Proposal 2:	Approval of Amendment to the Company's Articles of Incorporation to Classify the Board of Directors into Three Classes

For	Against	Abstain	Broker Non-Votes
9,764,811	519,088	335	0

The amendment to the Company’s Articles of Incorporation to classify the Board into three classes was not approved at the annual meeting.

Proposal 3:	Approval of Amendment to the Company's Articles of Incorporation to Eliminate the Ability of Stockholders to Act by Written Consent

For	Against	Abstain	Broker Non-Votes
9,700,370	577,034	6,830	0

The amendment to the Company’s Articles of Incorporation to eliminate the ability of the Company’s stockholders to act by written consent was not approved at the annual meeting.

Proposal 4:	Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
10,223,565	14,292	46,377	0

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved.

Proposal 5:	Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
2,626,892	143,068	7,513,074	1,200	0

The proposal to approve, on an advisory basis, the holding of an advisory vote on executive compensation every three years was approved.  Accordingly, the Company intends to hold an advisory vote on executive compensation at least every three years.

Proposal 6:                      Approval of Second Amended and Restated 2007 Stock Plan

For	Against	Abstain	Broker Non-Votes
9,751,744	469,031	63,459	0

The Second Amended and Restated 2007 Stock Plan was approved.

Proposal 7:                      Ratification of Auditors

For	Against	Abstain	Broker Non-Votes
10,277,771	2,358	4,165	0

The appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aemetis, Inc.

May 28, 2015	By:	/s/ Todd Waltz
Todd Waltz
Chief Financial Officer